SUPPLEMENT TO THE MAN-GLENWOOD LEXINGTON, LLC JANUARY 4, 2005 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

As of June 24, 2005, Robert Tucker transferred to another division of Man Group plc. Page 33 of the Prospectus and Page 11 of the Statement of Additional Information are revised to delete reference to Mr. Tucker accordingly.

June 24, 2005